UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                December 10, 2007


                             CENTRAL JERSEY BANCORP
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               (Exact name of registrant as specified in charter)


          New Jersey                       0-49925              22-3757709
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(State or other jurisdiction of          (Commission           (IRS Employer
        incorporation)                   File Number)        Identification No.)

627 Second Avenue, Long Branch, New Jersey                         07740
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(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (732) 571-1300



        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.  Changes in Registrant's Certifying Accountant.
---------   ---------------------------------------------

         On December 10, 2007, Central Jersey Bancorp ("Bancorp") dismissed KPMG LLP ("KPMG") as the principal accountants for Bancorp upon completion of the audit of Bancorp's consolidated financial statements as of and for the year ended December 31, 2007 and the effectiveness of internal control over financial reporting as of December 31, 2007, and the issuance of their reports thereon. The decision to change Bancorp's principal accountants was made by the Audit Committee (the "Audit Committee") of Bancorp's Board of Directors (the "Board") and subsequently ratified by the Board. Concurrently therewith, the Audit Committee appointed, and the Board ratified, the accounting firm of Beard Miller Company LLP ("Beard Miller Company") as its new principal accountants for the year ending December 31, 2008. A definitive engagement letter was executed by Bancorp and Beard Miller Company on February 20, 2008. The dismissal of KPMG as the principal accountants for Bancorp became effective on March 14, 2008.

         The audit reports of KPMG on the consolidated financial statements of Bancorp and its wholly owned subsidiary, Central Jersey Bank, N.A., for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2007 and the audit report on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2006 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of Bancorp's consolidated financial statements for the two fiscal years ended December 31, 2007, and the subsequent interim period through March 14, 2008, there were no (i) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to KPMG's satisfaction, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreements in its audit reports on the consolidated financial statements of Bancorp, or (ii) "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

         During the fiscal years ended December 31, 2007 and 2006, and from December 31, 2007 to the date of filing of this Form 8-K, Bancorp has not consulted with Beard Miller Company regarding either (i) the application of accounting principles to any completed or proposed transaction, or the type of audit opinion that might be rendered on Bancorp's consolidated financial statements; or (ii) any of the other matters specified in Items 304(a)(1)(iv) or
(v) of Regulation S-K.

         Bancorp has requested and received from KPMG a letter, dated March 14, 2008, addressed to the Securities and Exchange Commission (the "Commission") stating whether or not KPMG agrees with the above statements. A copy of the KPMG letter is attached hereto as Exhibit 16.1 to this Form 8-K.
                             ------------

         Bancorp has provided a copy of the disclosures in this report to Beard Miller Company and offered it the opportunity to furnish a letter to the Commission contemplated by Item 304(a)(2)(ii)(D) of Regulation S-K. Beard Miller Company has advised Bancorp that it does not intend to furnish such a letter to the Commission.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.
---------   ---------------------------------

            (d)     Exhibits:

            Exhibit
            Number            Description
            ------            -----------

            16.1 Letter, dated March 14, 2008, from KPMG LLP to the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CENTRAL JERSEY BANCORP
                                     -------------------------------------------
                                                     (Registrant)



                                     By:  /s/ James S. Vaccaro
                                         ---------------------------------------
                                         James S. Vaccaro
                                         Chairman, President and Chief Executive
                                         Officer


Date:  March 14, 2008

                                  EXHIBIT INDEX


Exhibit
Number          Description
------          -----------

16.1 Letter, dated March 14, 2008, from KPMG LLP to the Securities and Exchange Commission.